EXHIBIT 10.4

                                Dated  3 April, 2009

                                Between

                                Wafergen Biosystems (M) Sdn Bhd

                                and

                                Wafergen Bio-Systems Inc

                                and

                                Prima Mahawangsa Sdn Bhd

                                and

                                Expedient Equity Ventures Sdn Bhd

                                and

                                Malaysian Technology Development Corporation Sdn Bhd

                                    Deed of Adherence
                                                To the Share Subscription and Shareholders’ Agreement dated 8 May 2008

Contents

Recitals...			1
1.	Interpretation...		2
2.	Adherence...		2
3.	Amendment to the Shareholders' Agreement.....................................................................................................................................................		3
4.	Share Capital...		8
5.	Amendments and Waiver.........................................................................................................................................................................................		9
6.	Prevalence of Agreement.........................................................................................................................................................................................		9
7.	Notices...		9
8.	Costs...		10
9.	Governing law...		10
Schedule...			11
	1.	Subscription Price and par value.......................................................................................................................................................	11
	2.	Premium.................................................................................................................................................................................................	11
	3.	Dividend Provision..............................................................................................................................................................................	11
	4.	Liquidation Preference........................................................................................................................................................................	11
	5.	Conversion...........................................................................................................................................................................................	11
	6.	[Deleted]................................................................................................................................................................................................	13
	7.	Redemption Rights..............................................................................................................................................................................	13
	8.	Voting Rights.......................................................................................................................................................................................	13
	9.	Protective Provisions..........................................................................................................................................................................	13
	10.	No Variation..........................................................................................................................................................................................	14
Execution...			15

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This Deed is made on April 3, 2009 between:

(1)
Wafergen Biosystems (M) Sdn Bhd (formerly known as Global Dupleks Sdn Bhd) (Company No 795066-H), a company incorporated in Malaysia with a registered address at Unit C-12-4, Megan Avenue 11, No 12, Jalan Yap Kwan Seng, 50450 Kuala Lumpur (“Company”); and

(2)
Wafergen Bio-Systems, Inc (WGBS.OB), a Nevada USA incorporated company with a registered address and place of business at Bayside Technology Center, 46531 Fremont Blvd, Fremont, CA 94538, USA (“Wafergen US”); and

(3)
Malaysian Technology Development Corporation Sdn Bhd (Company No 235796-U), a company incorporated in Malaysia with a registered address at Level 8-9, Menara Yayasan Tun Razak, Jalan Bukit Bintang, 55100 Kuala Lumpur (“MTDC);and

(4)
Prima Mahawangsa Sdn Bhd (Company No. 833152-M), a company incorporated in Malaysia with a registered address at 5th Floor, Bangunan CIMB, Jalan Semantan, Damansara Heights , 50490 Kuala Lumpur (“PMSB”);and

(5)
Expedient Equity Ventures Sdn Bhd (Company No 780509-U)), a company incorporated in Malaysia with a registered address at Level 11, Menara Bank Pembangunan, 1016, Bandar Wawasan, Jalan Sultan Ismail, 50300, Kuala Lumpur (“EEV”);

(PMSB and EEV are collectively referred to as “Acceding Parties”, and the Company, Wafergen US, MTDC and the Acceding Parties are collectively referred to as “Parties”) and each as a “Party”).

Recitals

A)
Pursuant to a Share Subscription and Shareholders’ Agreement dated 8 May 2008 between the Company, Wafergen US and MTDC (“Shareholders’ Agreement”), MTDC agreed to subscribe for redeemable convertible preference shares in the Company and the Company, Wafergen US and MTDC agreed to regulate the affairs and their relationship in the Company in accordance with the Shareholders’ Agreement.

B)
Pursuant to a subscription agreement dated                                                                                                                      2009 between the Company, Wafergen US, PMSB and EEV, (“Subscription Agreement”), the Acceding Parties agreed to subscribe for 666,666 redeemable convertible preference shares of RM0.01 each in the capital of the Company (“Series B RCPS”) pursuant to the terms and conditions of the Subscription Agreement.

C)
Under the Shareholders’ Agreement the Parties may enter into a deed of adherence by and amongst themselves to include additional subscribers for the redeemable convertible preference shares of the Company.

D)	PMSB and EEV agree to enter into this deed of adherence with the Parties and to accede to the terms and conditions of the Shareholders’ Agreement and hereinafter appearing.

E)
This Deed is conditional upon and shall only be effective against PMSB and EEV respectively upon completion of the PMSB Initial Closing and EEV Initial Closing (both as defined in the Subscription Agreement), pursuant to the Subscription Agreement.

It is agreed as follows:

1.           Interpretation

Words and/or expressions defined in the Shareholders’ Agreement and Subscription Agreement shall, unless the context otherwise indicates, have the same meanings when used in this Deed.

2.           Adherence

2.1
In consideration of PMSB agreeing to enter into this Deed, the Parties agree that, with effect from the date PMSB subscribes for the Series B RCPS in the Company (“PMSB Effective Date”), the following shall apply:

a)
PMSB undertakes to the other Parties that PMSB shall be bound by and perform the obligations under the Shareholders’ Agreement as if PMSB is a party to the Shareholders’ Agreement (other than clauses 2, 3, 4, 5 and 11);

b)
PMSB adheres and accedes to the Shareholders’ Agreement and PMSB shall be bound by the provisions of the Shareholders’ Agreement and shall be entitled to rights as if PMSB is a party to the Shareholders’ Agreement (other than clauses 2, 3, 4, 5 and 11); and

c)	PMSB becomes an “Investor” for the purposes of the Shareholders’ Agreement (other than clauses 2, 3, 4, 5 and 11).

2.2
In consideration of EEV agreeing to enter into this Deed, the Parties agree that, with effect from the date EEV subscribes for the Series B RCPS in the Company (“EEV Effective Date”), the following shall apply:

a)
EEV undertakes to the other Parties that EEV shall be bound by and perform the obligations under the Shareholders’ Agreement as if EEV is a party to the Shareholders’ Agreement (other than clauses 2, 3, 4, 5 and 11);

b)
EEV adheres and accedes to the Shareholders’ Agreement and EEV shall be bound by the provisions of the Shareholders’ Agreement and shall  be entitled to rights as if EEV is a party to the Shareholders’ Agreement (other than clauses 2, 3, 4, 5 and 11); and

c)	EEV becomes an “Investor” for the purposes of the Shareholders’ Agreement (other than clauses 2, 3, 4, 5 and 11).

3.           Amendment to the Shareholders’ Agreement

3.1	The Shareholders’ Agreement is amended as follows with effect from the date of this Deed :

3.1.1	to insert “PMSB” as a new definition in clause 1.1 of the Shareholders’ Agreement as follows:

“means Commerce Agro Ventures Sdn Bhd (Company No 702700-W) a company incorporated in Malaysia with a registered office at No. 6, Commerce House, 22-24, Jalan Sri Semantan Satu, Damansara Heights, 50490, Kuala Lumpur, Malaysia)”

3.1.2	to insert “EEV” as a new definition in clause 1.1 of the Shareholders’ Agreement as follows:

“means Expedient Equity Ventures Sdn Bhd (Company No 780509-U) a company incorporated in Malaysia with a registered office at Level 11, Menara Bank Pembangunan, 1016, Bandar Wawasan, Jalan Sultan Ismail, 50300, Kuala Lumpur”

3.1.3	to insert “Series B RCPS” as a new definition in clause 1.1 of the Shareholders’ Agreement as follows:

“means Series B Redeemable Convertible Preference Shares of the Company with principal terms as set out in Schedule 4”

3.1.4	to insert “Put Agreement” as a new definition in clause 1.1 of the Shareholders’ Agreement as follows:

“means a put agreement entered into by MTDC with the Existing Shareholder pursuant to this Agreement or pursuant to a subscription agreement with the Company”

3.1.5	the defined term of “RCPS” in clause 1.1 of the Shareholders’ Agreement and all references to “RCPS” in the Shareholders’ Agreement (other than clauses 9 and 12) are amended to “Series A RCPS”;

3.1.6	to insert “RCPS” as a new definition in clause 1.1 of the Shareholders’ Agreement as follows:

“means the Series A RCPS and/or the Series B RCPS”

3.1.7	to delete the words “of the Shareholders” in the first line of clauses 7.1 and 7.2 of the Shareholders’ Agreement.

3.1.8	all references to “Shareholders” and “Shareholder” in clause 7 of the Shareholders’ Agreement are amended to “holders of the Shares”.

3.1.9	to insert as clause 9.1 (vii) of the Shareholders’ Agreement the following:

“any issue of new Shares to the Existing Shareholder for consideration in cash or in kind of up to 1,000,000 Shares, in addition to the initial share capital provided for in Clauses 3.1 and 3.2 and for the avoidance of doubt, any such consideration in kind may comprise capitalization of the value (or part of the value) of intellectual property or other rights granted or undertakings pursuant to the product licensing agreement between the Existing Shareholder and the Company based on the valuation of USD10,000,000 agreed by the parties.”

3.1.10	to replace Section 4 in Schedule 1 (Principal Terms of the Series A RCPS) of the Shareholders’ Agreement as follows:

“In the event of any liquidation, dissolution or winding up of the Company, the holders of the Series A RCPS will be entitled to receive only in preference to the holders of Shares, and not the Series B RCPS (which rank pari passu for the purposes of this provision), the relevant Subscription Price paid for the Series A RCPS plus all accrued but unpaid dividends and dividends in arrears, if any.”

3.1.11	to insert the “Principal Terms of the Series B RCPS” as Schedule 4 to the Shareholders Agreement as appearing in the Schedule to this Deed.

3.2	The Shareholders’ Agreement is amended as follows with effect from the date of completion of the PMSB Initial Closing:

3.2.1	the definition of “Investor” in clause 1.1 of the Shareholders’ Agreement is amended to include PMSB;

3.2.2	the definition of “Parties” in clause 1.1 of the Shareholders’ Agreement is amended to include PMSB;

3.2.3	to amend the first paragraph of clause 6.1 of the Shareholders’ Agreement as follows:

“The Board shall comprise 7 directors of which:”

3.2.4	to insert after clause 6.1(b) of the Shareholders’ Agreement the following:

“(c)
PMSB shall have the right to appoint one (1) director (“Series B Director”) and PMSB shall procure that (if relevant), the Series B Director shall, prior to his appointment as a director of the Company, provide a confidentiality and non-competition undertaking to the Company.”

3.2.5	to insert after the fourth paragraph in clause 6.1 of the Shareholders’ Agreement as follows:

“The right of appointment of the Series B Director shall include the right for PMSB to remove such person at any time from such office and also the right to determine from time to time the period which such person shall hold office as the Series B Director.  Upon PMSB ceasing to be a shareholder in the Company, PMSB shall simultaneously procure the resignation of the Series B Director. The Series B Director may not be removed by the Existing Shareholder or any other party except when PMSB ceases to be a shareholder in the Company.  Any appointment or removal of the Series B Director by PMSB shall be made in writing and shall be delivered to the registered office of the Company.”

3.2.6	to replace the first paragraph in clause 6.2 of the Shareholders’ Agreement as follows:

“The quorum at all meetings shall be at least four (4) Directors and must include one Series A Director (or his alternate) and one Series B Director (or his alternate). If a quorum is not present within 45 minutes after the time appointed for the commencement of a meeting of the Board, that meeting shall be adjourned to the same time 7 days after that meeting at the same place provided that at such adjourned meeting (for the same agenda), the quorum shall be any three (3) Directors.”

3.2.7	to insert at the end of the first sentence of paragraph 1 in clause 6.3 of the Shareholders’ Agreement as follows:

“and at least one vote from a Series B Director”.

3.2.8	to replace paragraph 1 in clause 6.8 of the Shareholders’ Agreement as follows:

“The parties acknowledge that as the Series A Director is a nominee of MTDC and that the Series B Director is a nominee of PMSB, the Series A Director and the Series B Director shall be entitled to report all matters concerning the Company, including but not limited to matters discussed at any meeting of the Board, to MTDC and PMSB and their shareholders respectively and that the Series A Director may take advice and obtain instructions from MTDC whereas the Series B Director may take advice and obtain instructions from PMSB.”

3.2.9	to insert after “Series A Director” in paragraph 2 of clause 6.8 of the Shareholders’ Agreement as follows:

“and Series B Director”

3.3	The Shareholders’ Agreement is amended as follows with effect from the date of completion of the EEV Initial Closing:

3.3.1	the definition of “Investor” in clause 1.1 of the Shareholders’ Agreement is amended to include EEV;

3.3.2	the definition of “Parties” in clause 1.1 of the Shareholders’ Agreement is amended to include EEV;

3.3.3	to insert after the third paragraph in clause 6.2 of the Shareholders’ Agreement as follows:

“EEV shall be granted the right for one of its representatives to observe and to attend at least 75% of the meetings in a year.”

3.4	The Shareholders’ Agreement is amended as follows with effect from the date of completion of the PMSB Initial Closing or EEV Initial Closing (whichever is earlier):

3.4.1	to replace Section 5 in Schedule 1 (Principal Terms of the Series A RCPS) of the Shareholders’ Agreement as follows:

“Each holder of the Series A RCPS will have the right, at the option of the holder at any time, to convert all or part of the Series A RCPS into such number of Shares as may be determined in accordance with the following formula:

A	x	Total Number of	+	Total Number of RCPS	=	N
A + B + USD10 million		RCPS subscribed		subscribed by all other
		by the holder		holders (past and present)
of RCPS

A	represents the aggregate original investment amount in USD (comprising the subscription moneys paid to the Company for subscription for RCPS) of the holder in the Company

B
represents the aggregate original investment amount in USD (comprising the subscription moneys paid to the Company for subscription for RCPS) of all other holders (past and present) of RCPS in the Company

The conversion is to be effected by and subject to the redemption of the Series A RCPS from funds legally available for distribution at the redemption price of USD2.25 per Series A RCPS and the issuance of such number of new Shares to the holder with the issue price based on the following formula:

Issue price per Share	=	A
N

and applying the redemption monies towards such issue price.

PROVIDED THAT

(i)	where N includes any fractions, N is to be rounded downwards to the nearest whole number

(ii)	where the number of new Shares to be issued includes any fractions, such number of new Shares is to be rounded downwards to the nearest whole number

(iii)	where the issue price includes any fractions of sen, the issue price is to be rounded downwards to the nearest sen

For the purposes of this provision:

(a)	the amount in USD of the investment amount is based on the value in USD of the subscription moneys as at the respective date(s) of the relevant subscription(s).

(b)	for the avoidance of doubt, where any RCPS has been held by more than one holder, such RCPS and investment amount in relation to the RCPS, is to be counted only once.

To effect the above conversion, a conversion notice shall be sent by the holder(s) of the Series A RCPS to the Company not less than thirty (30) days before the intended date of conversion.  Such notice shall be in writing and shall fix the date and the time for the conversion.

The Company may from time to time consult with, and make proposals to, the holder(s) of Series A RCPS in relation to the exercise of the holder(s)’ entitlement to convert the Series A RCPS.

Completion of the conversion of the Series A RCPS into Conversion Shares shall be effected at the registered office of the Company unless agreed otherwise by the holder(s) of the Series A RCPS and the Company.  On the date fixed for conversion, the holder(s) of the Series A RCPS shall deliver to the Company the share certificate(s) for the relevant Series A RCPS in exchange for share certificates in relation to the relevant amount of Conversion Shares resulting from the conversion of those Series A RCPS.  If any share certificate so delivered to the Company relates to any Series A RCPS which are not to be converted on that day, a fresh share certificate for those Series A RCPS shall be immediately issued by the Company to such holder(s).”

3.4.2	to replace Section 7 in Schedule 1 (Principal Terms of the Series A RCPS) of the Shareholders’ Agreement as follows:

“The holders of the Series A RCPS may at any time after 31 December 2011, subject to the completion of the PMSB Subsequent Closing or EEV Subsequent Closing (where relevant), by giving a thirty (30) day notice of redemption in such form as may be acceptable to the Company (“Notice of Redemption”), redeem any or all Series A RCPS registered in the name of the holder of the Series A RCPS. The RCPS will be redeemable from funds legally available for distribution at the redemption price (“Redemption Price”) which comprises a par value of RM0.01 with redemption premium equivalent to the difference between (i) the aggregate of the Subscription Price and such price multiplied at the rate of 20% per annum prorated by day, up to the date of the redemption based on a 365-days year (and without any compounding or addition to the principal Subscription Price) and (ii) the par value of RM0.01 per Series A RCPS plus all accrued but unpaid dividends and dividends in arrears, if any.

All redemption of the Series A RCPS shall be effected at the registered office of the Company unless agreed otherwise by the holder(s) of the Series A RCPS and the Company.  On the date fixed for redemption, the holder(s) of the Series A RCPS shall deliver to the Company the share certificate(s) for the relevant Series A RCPS in exchange for payment in cash (by way of bank draft or any other manner acceptable to the holder(s)) by the Company of the aggregate Redemption Price for the time being payable for those Series A RCPS.  If any share certificate so delivered to the Company relates to any Series A RCPS which are not to be redeemed on that day, a fresh share certificate for those Series A RCPS shall be issued by the Company to such holder(s).

No Series A RCPS redeemed by the Company shall be capable of reissue.”

3.4.3	to replace Section 9(a) in Schedule 1 (Principal Terms of the Series A RCPS) of the Shareholders’ Agreement as follows:

“effects a sale, lease, license or other disposition of all or substantially all of the Company’s assets, property or business or undertakings in excess of RM250,000.00”

4.           Share Capital

The shares in the Company to be subscribed pursuant to and subject to the Shareholders’ Agreement and the Subscription Agreement are as follows.

Shareholder	Type of shares	Number of shares to be subscribed
		Initial Closing/PMSB Initial Closing/ EEV Initial Closing	Subsequent Closing Closing/PMSB Subsequent Closing /EEV Subsequent Closing	Total
Existing Shareholder	Shares	300,000		300,000

MTDC	Series A RCPS	444,444	444,444	888,888

PMSB	Series B RCPS	222,222	222,222	444,444

EEV	Series B RCPS	111,111	111,111	222,222

5.           Amendments and Waiver

5.1
The Parties shall take immediate steps to amend and/or to procure the amendment of the Articles so as to conform the Articles to the provisions of this Deed in relation to the principal terms of the Series A RCPS and the Series B RCPS.

5.2
Both the Existing Shareholder and MTDC agree to execute and do and procure all other necessary persons or companies, if any, to execute and do all such further deed, issuance, acts and things as may be required to give full effect to the terms and conditions of this Deed, including but not limited to amending the Articles and assisting with the satisfaction of the conditions precedent in the Subscription Agreement, where applicable.

5.3
Both the Existing Shareholder and MTDC irrevocably confirm their waiver of all rights of pre-emption whatsoever that they may have in connection with the issue and conversion of the Series B RCPS to PMSB and EEV pursuant to the terms of the Subscription Agreement, the Shareholders’ Agreement and this Deed.

5.4
Both PMSB and EEV also irrevocably confirm their waiver of all rights of pre-emption whatsoever that they may have in connection with the issue and conversion of the Series A RCPS to MTDC pursuant to the terms of the Shareholders’ Agreement and this Deed.

6.           Prevalence of Agreement

6.1
If, during the continuance of this Deed, there is any conflict between this Deed and the Articles, the provisions of this Deed shall prevail between the parties.  In the event of such conflict arising, the parties shall procure and take all necessary steps including effecting such alteration to the Articles as may be necessary to resolve such conflict.

7.           Notices

For the purposes of Clause 26 of the Shareholders’ Agreement, the addresses for all notices given thereunder to PMSB and EEV shall be as follows:

PMSB

5th Floor, Bangunan CIMB,

Jalan Semantan, Damansara Heights,

50490 Kuala Lumpur Attn: Darawati Hussain

Tel: +603 2084 8888

Fax: +603 2093 9688

or

c/o

Trupartners Sdn Bhd

M-2-1, Block M,

Plaza Damas,

60 Jalan Sri Hartamas 1,

54080 Kuala Lumpur

Attn: Norazharuddin Abu Talib

Tel: +603 6203 3030

Fax: +603 6203 3131

EEV

Level 11, Menara Bank Pembangunan,

1016, Bandar Wawasan,

Jalan Sultan Ismail,

50300, Kuala Lumpur

Attn: Mohd Daniel

Tel: +604-6599721

Fax: +604-6599723

8.           Costs

8.1	The Company shall bear all costs and expenses incurred in connection with the preparation, negotiation and execution of this Deed. The cost of stamping shall be borne by the Company.

9.           Governing law

This Deed shall be governed by and construed in accordance with the laws for the time being enforced in Malaysia. The Parties unconditionally submit to the non-exclusive jurisdiction of the Courts of Malaysia in connection with all matters under this Deed.

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Schedule

Principal Terms of the Series B RCPS

1.           Subscription Price and par value

The subscription price for each Series B RCPS shall be Ringgit Malaysia equivalent to USD2.25 calculated at the prevailing exchange rate on the on the date payment of the Subscription Price is effected.  Each Series B RCPS shall have a par value of RM0.01.

2.           Premium

Each Series B RCPS shall be issued at a premium being the difference between the Subscription Price and the par value of RM0.01.

3.           Dividend Provision

There is no specific dividend rate attached to the Series B RCPS and the Company is not obliged to declare and pay any dividend while the Investor is holding the Series B RCPS.

4.           Liquidation Preference

In the event of any liquidation, dissolution or winding up of the Company, the holders of the Series B RCPS will be entitled to receive only in preference to the holders of Shares, and not the Series A RCPS (which rank pari passu for the purposes of this provision), the relevant Subscription Price paid for the Series B RCPS (subject to adjustments for share dividends, splits, combinations and similar events plus accrued dividends (other than any special dividends), if any.

5.           Conversion

Each holder of the Series B RCPS will have the right, at the option of the holder at any time, to convert all or part of the Series B RCPS into such number of Shares as may be determined in accordance with the following formula:

A	x	Total Number of	+	Total Number of RCPS	=	N
A + B + USD10 million		RCPS subscribed		subscribed by all other
		by the holder		holders (past and present)
of RCPS

A	represents the aggregate original investment amount in USD (comprising the subscription moneys paid to the Company for subscription for RCPS) of the holder in the Company

B
represents the aggregate original investment amount in USD (comprising the subscription moneys paid to the Company for subscription for RCPS) of all other holders (past and present) of RCPS in the Company

The conversion is to be effected by and subject to the redemption of the Series B RCPS from funds legally available for distribution at the redemption price of USD2.25 per Series B RCPS and the issuance of such number of new Shares to the holder with the issue price based on the following formula:

Issue price per Share	=	A
N

and applying the redemption monies towards such issue price.

PROVIDED THAT

(i)	where N includes any fractions, N is to be rounded downwards to the nearest whole number

(ii)	where the number of new Shares to be issued includes any fractions, such number of new Shares is to be rounded downwards to the nearest whole number

(iii)	where the issue price includes any fractions of sen, the issue price is to be rounded downwards to the nearest sen

For the purposes of this provision:

(a)	the amount in USD of the investment amount is based on the value in USD of the subscription moneys as at the respective date(s) of the relevant subscription(s).

(b)	for the avoidance of doubt, where any RCPS has been held by more than one holder, such RCPS and investment amount in relation to the RCPS, is to be counted only once.

To effect the above conversion, a conversion notice shall be sent by the holder(s) of the Series B RCPS to the Company not less than thirty (30) days before the intended date of conversion.  Such notice shall be in writing and shall fix the date and the time for the conversion.

The Company may from time to time consult with, and make proposals to, the holder(s) of Series B RCPS in relation to the exercise of the holder(s)’ entitlement to convert the Series B RCPS.

Completion of the conversion of the Series B RCPS into Conversion Shares shall be effected at the registered office of the Company unless agreed otherwise by the holder(s) of the Series B RCPS and the Company.  On the date fixed for conversion, the holder(s) of the Series B RCPS shall deliver to the Company the share certificate(s) for the relevant Series B RCPS in exchange for share certificates in relation to the relevant amount of Conversion Shares resulting from the conversion of those Series B RCPS.  If any share certificate so delivered to the Company relates to any Series B RCPS which are not to be converted on that day, a fresh share certificate for those Series B RCPS shall be immediately issued by the Company to such holder(s).

6.           [Deleted]

7.           Redemption Rights

The holders of the Series B RCPS may at any time after 31 December 2011, subject to the completion of the PMSB Subsequent Closing or EEV Subsequent Closing (where relevant), by giving a thirty (30) day notice of redemption in such form as may be acceptable to the Company (“Notice of Redemption”), redeem any or all Series B RCPS registered in the name of the holder of the Series B RCPS. The RCPS will be redeemable from funds legally available for distribution at the redemption price (“Redemption Price”) which comprises a par value of RM0.01 with redemption premium equivalent to the difference between (i) the aggregate of the Subscription Price and such price multiplied at the rate of 20% per annum prorated by day, up to the date of the redemption based on a 365-days year (and without any compounding or addition to the principal Subscription Price) and (ii) the par value of RM0.01 per Series B RCPS plus all accrued but unpaid dividends and dividends in arrears, if any.

All redemption of the Series B RCPS shall be effected at the registered office of the Company unless agreed otherwise by the holder(s) of the Series B RCPS and the Company.  On the date fixed for redemption, the holder(s) of the Series B RCPS shall deliver to the Company the share certificate(s) for the relevant Series B RCPS in exchange for payment in cash (by way of bank draft or any other manner acceptable to the holder(s)) by the Company of the aggregate Redemption Price for the time being payable for those Series B RCPS.  If any share certificate so delivered to the Company relates to any Series B RCPS which are not to be redeemed on that day, a fresh share certificate for those Series B RCPS shall be issued by the Company to such holder(s).

No Series B RCPS redeemed by the Company shall be capable of reissue.

8.           Voting Rights

The holder of the Series B RCPS will be entitled to the voting rights as referred to in Section 148(2) of the Act.

9.           Protective Provisions

Without the approval of the holders of at least a majority of the Series B RCPS, the Company will not take any action, whether by merger, consolidation or otherwise, that:

(a)	effects a sale, lease, license or other disposition of all or substantially all of the Company’s assets, property or business or undertakings in excess of RM250,000.00;

(b)
effects or enters into any agreement regarding any transaction, or series of transactions, which results in the holders of the Series B RCPS prior to the transaction owning less than 50% of the voting power of the Company’s Series B RCPS after the transaction(s),

(c)	alters or changes the rights, preferences or privileges of the Series B RCPS,

(d)	increases or decreases the number of authorized the Series B RCPS,

(e)	authorises the issuance of securities having a preference over or on a parity with the Series B RCPS,

(f)	changes the number of directors,

(g)	amends, modifies or repeals the Memorandum of Association and/or Articles of the Company in a manner which adversely affects the holders of the Series B RCPS,

(h)
effects any recapitalization or reorganization, or any voluntary or involuntary liquidation under applicable bankruptcy or reorganization legislation, or any dissolution, liquidation, or winding up of the Company,

(i)	declares or pays dividends on or makes any distributions with respect to any share capital of the Company.

For purposes of these protective provisions, any reference to the Company will be deemed to include any subsidiary of the Company.

10.           No Variation

The rights attached to the Series B RCPS shall not be varied, modified or deleted unless in accordance with paragraph 9 above.”

Execution

Executed as a Deed.

Signed for and on behalf of WaferGen Bio-systems, Inc (WGBS.OB) in the presence of:
/s/ Alnoor Shivji
Witness /s/ Nazri Bin Said	Signatory
Name: Nazri Bin Said	Name: Alnoor Shivji
NRIC No:550521025665	Designation: CEO
NRIC No:

Signed for and on behalf of Wafergen Biosystems (M) Sdn Bhd (Company No 795066-H) in the presence of:
/s/ Alnoor Shivji
Witness /s/ Nazri Bin Said	Signatory
Name: Nazri Bin Said	Name: Alnoor Shivji
NRIC No: 550521025665	Designation: CEO
NRIC No:

Signed for and on behalf of Malaysian Technology Development Corporation Sdn Bhd (Company No 235796-U) in the presence of:
/s/ Narhalim Bin Yunus
Witness /s/ Jamaludin Bujang	Signatory
Name: Jamaludin Bujang	Name: Noorhalim Bin Yunus
NRIC No: 650318-71-5095	Designation: Chief Executive Officer
NRIC No: 631220-05-5435

Signed for and on behalf of Prima Mahawangsa Sdn Bhd (Company No 833152-M) in the presence of:
/s/ Darawati Hussain
Witness /s/ Ahmad Fariz Bin Hassan	Signatory
Name: Ahmad Fariz Bin Hassan	Name: Darawati Hussain
NRIC No: 771212-14-5785	Designation: Director
NRIC No: 691202-10-6168

Signed for and on behalf of Expedient Equity Ventures Sdn Bhd (Company No 780509-U) in the presence of:
/s/ Mohd Daniel Bin May Nah
Witness /s/ Suzilawati Md Rodhi	Signatory
Name: Suzilawati Md Rodhi	Name: Mohd Daniel Bin Mat Noh
NRIC No: 771016-07-6196	Designation: Director
NRIC No: 591007-08-6327